UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-04338

HERITAGE CAPITAL APPRECIATION TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

STEPHEN G. HILL, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Item 1.	Reports to Shareholders

September 29, 2006

Dear Fellow Shareholders:

I am pleased to present you the Heritage Capital Appreciation Trust (the “Fund”) annual report for the fiscal year ended August 31, 2006. The table below shows the return of Fund’s Class A shares, as well as the returns for the Fund’s benchmark indices, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)(a) and the Russell 1000® Growth Index(b), for the various periods ended August 31, 2006.

Average Annual Returns
As of August 31, 2006	1-Year	3-Years	5-Years	10-Years
Class A Shares
With front-end sales charge	+3.62%	+7.67%	+2.90%	+10.81%
Without front-end sales charge	+8.79%	+9.43%	+3.90%	+11.35%
S&P 500 Index	+8.88%	+10.95%	+4.65%	+8.91%
Russell 1000® Growth Index	+3.68%	+7.00%	+1.69%	+5.91%

All of the returns quoted above include the effect of reinvested dividends. The 1-, 3-, 5-, and 10-year periods are annualized returns. Also, keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. The performance numbers quoted above for Class A shares are shown with and without the imposition of a front-end sales charge (which is 4.75%) and include the deduction of Fund expenses. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month end, please visit our website at www.HeritageFunds.com.

In the following pages, the performance of the Fund is discussed in detail by the Fund’s portfolio managers, followed by a listing of the Fund’s portfolio holdings. Please keep in mind that these views are not meant as investment advice and although some of the described portfolio holdings were viewed favorably, there is no guarantee the Fund will continue to hold these securities in the future.

I would like to take this opportunity to remind you that your investment in the Fund is subject to certain risks. For your convenience, we have included on the inside back cover of this annual report, a list of these principal risk factors and their detailed explanations from the prospectus dated January 3, 2006. In addition to risks, we ask that you carefully consider the investment objectives, charges and expenses of the Fund. Please contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund.

I am sad to report that Fund Trustee David M. Phillips has passed away. Mr. Phillips served as an Independent Trustee of the Heritage Funds since their inception in 1985 and was a strong advocate for shareholders. He is survived by his wife Ruth Ann and their two children.

Thank you for your support and confidence in the Heritage Capital Appreciation Trust.

Sincerely,

Stephen G. Hill

President

(a) The S&P 500 Index is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market.

(b) The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. The Russell 1000® Growth Index measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics.

Discussion of Capital Appreciation Trust Performance

During an interview conducted on September 15, 2006, Herbert Ehlers, Steven Barry, Gregory Ekizian, and David Shell, the portfolio managers of the Heritage Capital Appreciation Trust (the “Fund”), discussed the Fund’s performance for the fiscal year ended August 31, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: For more than 25 years, we have invested with the belief that as a business grows in value over time, the stock price will ultimately reflect that value. Our strategy therefore is centered on buying growth businesses at attractive valuations and maintaining the long-term perspective required to benefit from the power of compounding. Sounds sensible, right? Or does it sound old-fashioned?

There is no doubt that there is a short-term orientation in today’s market, with an overload of information from financial news networks and the internet, as well as the proliferation of hedge funds that are measured monthly by clients. Underlying this short-term focus is the demand to achieve an immediate payoff on an investment, not one that may play out over several years. Consequently, stock prices are increasingly volatile in response to every piece of data, and market participants are seeking the information edge that will allow them to trade ahead of others to benefit from a short-term jump in a stock or avoidance of a short-term decline.

While our long-term mindset may seem out of sync in a short-term world, we know that a long-term approach still works because the economic value of a business cannot be ascertained by the most recent data point. The value is instead the result of such factors as its future cash flows, margin structure, market share, return on equity, and so on. We believe value can only be determined by in-depth research, through which the vast amounts of information available to all can be synthesized into knowledge, and with experience into wisdom.

Most portfolio managers talk about research as part of their process, but research can take many forms, from looking up a statistic on Google™ to reading a published sell-side analyst report to running screens and analyzing the quantitative characteristics of stocks. These types of activities are relatively small parts of our research regimen. Our fundamental research is just that - fundamental. It starts with the hiring process, particularly in highly technical industries: to invest in pharmaceuticals and biotech we start by hiring a medical doctor; to invest in semiconductors we hire an electrical engineer. This way, we know we have analysts that are trained in the science of the business. Then those analysts get out to where the business gets done to understand all elements of trade. The goal of our research is not simply to analyze a stock, rather it is to become so immersed in the industries we cover that we fully understand how industries are changing and which businesses may be affected by this change. The result is our own expert opinion formulated through front-line research.

One aspect of our approach is that we often find ourselves engaged in “solutions-based research.” Through our in-depth research we can identify challenges facing companies and then figure out who is best positioned to provide solutions to these problems. These solutions-providers are often companies that are highly valued by their clients, so that they exhibit the characteristics such as pricing power and sustainable growth that we hold dear. These are also companies whose future growth opportunities may not be reflected in the numbers of their current financial statements, giving us insight into future growth and an advantage over those who define research as simply building models and performing due diligence on company management.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: During the reporting period, the U.S. equity markets were mixed but showed a relatively upward trend and posted strong performance in August. Rising energy prices remained an overhang on the consumer. However, a recent pullback in the month of August eased investor concerns while performance in the retail sector was mixed. Despite the overall market environment, companies announced positive corporate earnings and solid guidance for the year. The Federal Reserve Board (the “Fed”) continued to raise short-term interest rates but refrained from raising rates during its most recent meeting. While the Fed refrained from an 18th consecutive increase, this does not rule out the possibility for future interest rate increases as there are still concerns about inflation.

While the Finance, Producer Goods & Services, Consumer Staples, and Utilities sectors performed well during the reporting period, the Fund’s holdings in the Technology and Consumer Discretionary sectors experienced weakness. The Fund has representation in most sectors of the market. This strategy has the potential to underperform in markets where the advance is narrow in breadth, or with an emphasis on lower quality, speculative names. However, we believe it will outperform in most environments, especially where quality is favored over the long-term. Philosophically, our mantra “investing in high quality growth businesses at a discount to their worth,” combined with the importance of understanding the interaction between income statements, balance sheets, and cash flow statements has helped us weather periods of severe volatility. We invest in high-quality fundamentally strong companies that have historically been able to gain market share from weaker competitors during downturns and disproportionately profit from increased spending in economic recoveries.

We have confidence in our businesses and the potential for the strategy to outperform as our holdings are recognized by investors. In several instances, on both a stock and sector level, the Fund is meaningfully different from the benchmark, thus representing potential sources of superior relative returns. We believe that the Fund remains of the highest quality and our companies are financially healthy as evidenced by the fact that virtually all of our businesses generate free cash flow.

Q: How was the Fund’s investment strategy applied in the market environment and conditions described above?

A: We believe that we should be evaluated based on our ability to add value through stock selection. It is within this framework that we perform regular performance attribution using the Wilshire Atlas System, which separates our excess returns into contributions from stock selection and from sector selection. We have consistently delivered on our message of bottom-up stock selection, generating a substantial portion of our excess returns by investing in high-quality growth businesses. As previously mentioned, the Fund has representation in most sectors of the market.

Q: How did the Fund compare to the S&P 500 Index and the Russell 1000® Growth Index during the reporting period?

A: The Fund’s underweight holdings in the Finance sector in comparison to the S&P 500 Index (one of the Fund’s benchmark indices) detracted from performance as Finance was the top performing sector in the market during the period. While Technology detracted from overall Fund performance in comparison to the Russell 1000® Growth Index (another of the Fund’s benchmark indices), an underweight holding in the sector aided the Fund as Technology was one of the worst performing sectors in the market over the past year.

The Fund’s overweight holdings in the Producer Goods & Services and Utilities sectors in comparison to the S&P 500 Index contributed to the Fund’s performance. The Fund’s overweight holdings in the Utilities sector in comparison to the Russell 1000® Growth Index also contributed to performance.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: Westwood One Inc. detracted from performance during the period and recent changes in the company’s management team have led us to believe that shares of the company will be weak in the foreseeable future. As the new management team undertakes a transition period characterized by investments in new systems and programming, we believe earnings will be negatively impacted. The radio industry continues to come under pressure and the company is currently forecasting high single to low double digit declines in growth. We typically look for companies that exhibit growth rates in the mid to high teens, and took the opportunity to exit the position.

Earlier in the year, Cendant Corporation announced plans to break up the company into four parts. On July 31, the company spun off two of its four business units and the stock rallied on the news. We took advantage of the stock’s strong results and exited the position. In terms of the restructuring, we think that it is to Cendant’s advantage to break up the company. It is possible that when the remaining two businesses become stand alone entities, which will be mid- to small-cap companies, investors will focus more on their growth characteristics. While we believe that Cendant’s remaining spin offs have the potential to grow, we decided to take the more conservative approach at this time.

In the Consumer Discretionary sector, we sold out of the Fund’s position in Carnival Corporation. While the company met our investment criteria for its brand name in the cruising industry, dominant market share and strong free cash flow, it has been beset by economic factors that have put pressure on its margins. With the increase in oil prices, Carnival’s energy costs have grown nearly 50% in the past year, impacting margins. However, Carnival has been able to manage this cost through its pricing power, passing these prices on to the consumer. We are now concerned that with the bifurcation of the consumer due to high gas prices, Carnival cannot exhibit the pricing power it once had and we do not see the company being able to demonstrate its operating leverage anytime soon. We decided to exit the position and invest the proceeds in companies where we had more conviction going forward.

Our position in Valassis Communications was eliminated from the portfolio during the period. Earlier this year, Valassis disclosed that it had filed a lawsuit against News Corporation, alleging antitrust violations pursuant to the Sherman Act. We believed that this action by the company’s management was unlikely to accelerate a positive change in News Corporation’s market strategy and was indicative that resolution of the five-year long price/market share war was still not imminent. As a result, we believed that the assets could be better deployed into companies about which we have greater insight and conviction.

Stryker Corporation was weak during the period as investors expressed concerns over anti-trust investigations and decelerating growth in the orthopedic device industry. As investors receive greater clarity around the scope of the anti-trust inquiries, we believe the overhang on the stock will be lifted.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: Wireless tower companies Crown Castle International Corporation and American Tower Corporation positively contributed to performance during the reporting period. Crown Castle reported results for the first quarter 2006 with strong earnings and total revenue up 14%. In mid May, the company added more cell towers to its high quality portfolio with its acquisition of Mountain Cell. The company’s management aggressively manages its balance sheet by taking on large debt which it effectively manages using its free cash flow. While posting a strong quarter, we believe Crown Castle is well positioned as demand for wireless communication increases. American Tower continues to benefit from increased demand for wireless broadband and service coverage. We believe American Tower’s growth is sustainable as consumers continue to demand high-speed content delivery on handheld devices and better coverage from their wireless carriers.

The Energy sector was a top contributor to performance during the period, more specifically oil well service companies Schlumberger Ltd. and Baker Hughes, Inc. U.S. oil rig counts have been increasing (with over 1,600 total rigs currently in North America), this year’s forecast for hurricanes was severe, and energy prices spiked during the period, all factors that have been driving the company’s growth. We believe Schlumberger and Baker Hughes will continue to experience growth as depleting oil supplies and new exploration demand the services of these companies. Suncor Energy finished 2005 strong as output increased and profits doubled during the fourth quarter. In the beginning of 2005, the company’s output was halved by a fire, and Suncor’s ability to quickly recover was viewed favorably by investors.

Caremark RX, Inc. contributed to Fund performance as pharmacy benefit managers posted strong returns and the company’s fiscal second quarter profit rose 20%. Generic drugs are a high profit margin business for the company and we believe this should continue to be a driver of growth. We have just begun the early stages of a multi-year generic cycle as generic drugs for several anti-cholesterol and heart medications have been put on the market. In addition, Caremark’s mail-order business benefited from an increase in prescriptions.

Recently, Freddie Mac’s performance has turned around as the company was the top contributor to performance in the Finance sector. In August, the market began to see the overhang from accounting and political issues start to lift. We believe as Freddie Mac’s regulators and Congress work through resolutions in these areas, the stock will likely trade based more on its fundamentals than political uncertainty.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: We manage risk in three key ways: thorough knowledge of high-quality companies, a consistent investment style, and disciplined portfolio construction. Our ability to identify excellent companies, which we believe are strategically poised for long-term growth, is a key component of our risk management process. We perform rigorous fundamental research on each of our investments to ensure that we understand the risks and rewards. We define risk as related to the probability of a permanent loss of capital rather than the volatility of returns and we assess the real business worth of each company that meets our rigorous standards. Our research includes extensive visits with company managements as well as customers, competitors, and suppliers, in-depth balance sheet and income statement analysis, analysis of company- and industry-specific risks and continual reassessment of the threats to portfolio holdings. Since we invest in high-quality growth companies whose stocks are attractively valued, we believe that we are inherently limiting our level of risk over the long-term.

The second component of risk management is a consistent investment style, which has remained the same since its inception. Our team approach to investment management helps ensure that we maintain our defined style. Our portfolio characteristics, which have remained consistent over time, reflect our disciplined style adherence.

The third component of risk management is disciplined portfolio construction. An experienced senior portfolio management team, rather than any one individual, manages client portfolios. We actively monitor the individual stock, sector, and thematic exposure of our portfolios in order to adhere to the risk profile of each client. Our guidelines are as follows: we strive to have no more than 10% of the portfolio concentrated in any one stock holding and no more than 50% of the portfolio concentrated in any single sector. We strive to remain fully invested, aiming for less than 5% cash at all times.

*	Average annual returns for Heritage Capital Appreciation Trust Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum front-end sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Average total returns for Heritage Capital Appreciation Trust Class I shares are calculated in conformance with Item 21 of Form N-1A, which assumes the reinvestment of dividends. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Heritage Capital Appreciation Trust

Investment Portfolio

August 31, 2006

Shares		Value
Common Stocks—94.6% (a)
Advertising—1.9%
217,740	Lamar Advertising Company, Class “A”*	$11,387,802

Banks—1.0%
181,200	The Bank of New York Company, Inc.	6,115,500

Beverages—4.5%
409,810	PepsiCo, Inc.	26,752,397

Commercial Services—3.4%
323,650	Moody’s Corporation	19,800,907

Diversified Manufacturer—3.0%
517,600	General Electric Company	17,629,456

Financial Services—12.5%
330,798	American Express Company	17,380,127
441,110	Freddie Mac	28,054,596
1,722,629	The Charles Schwab Corporation	28,096,079

		73,530,802

Food—1.3%
141,100	The Hershey Company	7,613,756

Healthcare Products—3.2%
121,300	Medtronic, Inc.	5,688,970
269,600	Stryker Corporation	12,948,888

		18,637,858

Internet—3.2%
660,000	Yahoo! Inc.*	19,021,200

Lodging—7.2%
483,000	Harrah’s Entertainment, Inc.	30,119,880
477,678	Hilton Hotels Corporation	12,166,459
1	Wyndham Worldwide Corporation*	18

		42,286,357

Multimedia—8.4%
1,625,740	Entravision Communications Corporation, Class “A”*	12,079,248
553,440	The McGraw-Hill Companies, Inc.	30,942,830
172,829	Viacom Inc., Class “B”*	6,273,693

		49,295,771

Oil & Gas—2.0%
150,545	Suncor Energy Inc.	11,679,281

Oil & Gas Services—7.2%
230,700	Baker Hughes Inc.	16,421,225
423,800	Schlumberger Ltd.	25,978,940

		42,400,165

Shares		Value
Common Stocks (continued)
Pharmaceuticals—5.2%
525,103	Caremark Rx, Inc.	30,424,468

Real Estate—0.7%
188,027	Realogy Corporation*	4,023,778

Retail—2.1%
250,630	Target Corporation	12,127,986

Semiconductors—1.7%
301,850	Linear Technology Corporation	10,265,918

Software—6.8%
623,848	First Data Corporation	26,806,749
519,850	Microsoft Corporation	13,354,946

		40,161,695

Telecommunications—17.5%
494,250	American Tower Corporation, Class “A”*	17,723,805
1,666,800	Crown Castle International Corp.*	57,271,248
379,000	Motorola, Inc.	8,861,020
506,440	QUALCOMM Inc.	19,077,595

		102,933,668

Television, Cable & Radio—1.8%
446,961	Cablevision Systems Corporation, Class “A”	10,405,252

Total Common Stocks (cost $411,280,764)		556,494,017

Repurchase Agreement—5.6% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated August 31, 2006 @ 4.96% to be repurchased at $33,153,567 on September 1, 2006, collateralized by $28,235,000 United States Treasury Bonds, 7.25% due May 15, 2016, (market value $34,204,823 including interest) (cost $33,149,000)		33,149,000

Total Investment Portfolio (cost $444,429,764) (b), 100.2% (a)		589,643,017
Other Assets and Liabilities, net, (0.2%) (a)		(1,318,366)

Net Assets, 100.0%		$588,324,651

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $444,809,462. Market value includes net unrealized appreciation of $144,833,555 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $150,962,124 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $6,128,569.

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Statement of Assets and Liabilities

August 31, 2006

Assets
Investments, at value (identified cost $411,280,764)		$556,494,017
Repurchase agreement (identified cost $33,149,000)		33,149,000
Cash		271
Receivables:
Fund shares sold		1,665,395
Investments sold		1,454,050
Dividends and interest		347,154
Deferred state qualification expenses		25,772
Prepaid insurance		11,272

Total assets		593,146,931
Liabilities
Payables:
Fund shares redeemed	$4,055,979
Accrued investment advisory fee	371,016
Accrued distribution fee	234,488
Accrued shareholder servicing fee	58,661
Accrued fund accounting fee	8,319
Accrued trustees and officers fees	8,042
Other accrued expenses	85,775

Total liabilities		4,822,280

Net assets		$588,324,651

Net Assets
Net assets consist of:
Paid-in capital		$460,713,593
Accumulated net realized loss		(17,602,195)
Net unrealized appreciation on investments		145,213,253

Net assets		$588,324,651

Class A shares
Net asset value and redemption price per share ($378,038,720 divided by 13,222,409 shares of beneficial interest outstanding, no par value)		$28.59

Maximum offering price per share (100/95.25 of $28.59 )		$30.02

Class B shares
Net asset value, offering price and redemption price per share ($39,639,208 divided by 1,513,679 shares of beneficial interest outstanding, no par value)		$26.19

Class C shares
Net asset value, offering price and redemption price per share ($144,793,168 divided by 5,531,785 shares of beneficial interest outstanding, no par value)		$26.17

Class I shares
Net asset value, offering price and redemption price per share ($25,853,555 divided by 903,006 shares of beneficial interest outstanding, no par value)		$28.63

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Statement of Operations

For the Fiscal Year Ended August 31, 2006

Investment Income
Income:
Gross dividends		$4,811,155
Foreign withholding tax		(8,546)

Net dividends		4,802,609
Interest		743,029

Total income		5,545,638
Expenses:
Investment advisory fee	$4,317,613
Distribution fees	2,775,865
Shareholder servicing fees	652,963
Professional fees	107,687
State qualification expenses	106,538
Fund accounting fee	92,633
Reports to shareholders	51,819
Custodian fee	29,745
Trustees and officers fees	36,617
Insurance	18,279
Other	15,376

Total expenses		8,205,135

Net investment loss		(2,659,497)

Realized and Unrealized Gain on Investments
Net realized gain from investment transactions		17,400,953
Net change in unrealized appreciation on investments		29,584,095

Net gain on investments		46,985,048

Net increase in net assets resulting from operations		$44,325,551

Statements of Changes in Net Assets

	For the Fiscal Years Ended
	August 31, 2006	August 31, 2005
Increase in net assets:
Operations:
Net investment loss	$(2,659,497)	$(1,079,520)
Net realized gain from investment transactions	17,400,953	14,387,412
Net change in unrealized appreciation on investments	29,584,095	56,316,041

Net increase in net assets resulting from operations	44,325,551	69,623,933
Increase (decrease) in net assets from Fund share transactions	(1,009,808)	8,004,862

Increase in net assets	43,315,743	77,628,795
Net assets, beginning of fiscal year	545,008,908	467,380,113

Net assets, end of fiscal year	$588,324,651	$545,008,908

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

		From Investment Operations								Ratios To Average Daily Net Assets
For the Fiscal Years Ended:	Beginning Net Asset Value	Income (Loss)	Realized & Unrealized Gain (Loss)	Total	Ending Net Asset Value	Total Return(a)		Portfolio Turnover Rate		With Expenses Waived/ Recovered		Without Expenses Waived/ Recovered		Net Income (Loss)		Ending Net Assets (Millions)
Class A

08/31/06*	$26.28	(0.06)	2.37 (b)	2.31	$28.59	8.79%		58%		1.19%		1.19%		(0.23)%		$378
08/31/05*	$22.85	0.00	3.43 (b)	3.43	$26.28	15.01%		42%		1.18%		1.18%		0.01%		$391
08/31/04	$21.82	(0.08)	1.11	1.03	$22.85	4.72%		27%		1.19%		1.19%		(0.39)%		$321
08/31/03	$18.26	(0.12)	3.68	3.56	$21.82	19.50%		22%		1.26%		1.26%		(0.66)%		$248
08/31/02	$23.61	(0.17)	(5.18)	(5.35)	$18.26	(22.66)%		31%		1.23%		1.23%		(0.80)%		$197

Class B
08/31/06*	$24.30	(0.26)	2.15	1.89	$26.19	7.78%		58%		1.94%		1.94%		(0.99)%		$40
08/31/05*	$21.28	(0.17)	3.19	3.02	$24.30	14.19%		42%		1.93%		1.93%		(0.73)%		$34
08/31/04	$20.47	(0.26)	1.07	0.81	$21.28	3.96%		27%		1.94%		1.94%		(1.15)%		$36
08/31/03	$17.25	(0.24)	3.46	3.22	$20.47	18.67%		22%		1.97%		1.97%		(1.37)%		$37
08/31/02	$22.47	(0.31)	(4.91)	(5.22)	$17.25	(23.23)%		31%		1.93%		1.93%		(1.50)%		$32

Class C

08/31/06*	$24.29	(0.25)	2.13	1.88	$26.17	7.74%		58%		1.94%		1.94%		(0.98)%		$145
08/31/05*	$21.27	(0.17)	3.19	3.02	$24.29	14.20%		42%		1.93%		1.93%		(0.73)%		$120
08/31/04	$20.46	(0.24)	1.05	0.81	$21.27	3.96%		27%		1.94%		1.94%		(1.14)%		$111
08/31/03	$17.25	(0.21)	3.42	3.21	$20.46	18.61%		22%		1.97%		1.97%		(1.37)%		$96
08/31/02	$22.46	(0.30)	(4.91)	(5.21)	$17.25	(23.20)%		31%		1.93%		1.93%		(1.50)%		$67

Class I†
08/31/06*	$28.93	0.01	(0.31)	(0.30)	$28.63	(1.04	)%(c)	58	%(c)	0.91	%(d)	0.91	%(d)	0.07	%(d)	$26

*	Per share amounts have been calculated using the monthly average share method.
†	For the period March 21, 2006 (commencement of operations) to August 31, 2006.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Redemption fee amounts represent less than $0.01 per share.
(c)	Not Annualized
(d)	Annualized

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Notes to Financial Statements

Note 1:	Organization and Investment Objective. Heritage Capital Appreciation Trust (the “Fund”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. At a regular meeting of the Board of Trustees (the “Board”) on August 15, 2006, the Board voted to change the fiscal and tax year ends of the Fund from August 31 to October 31. The Fund seeks to achieve capital appreciation over the long term by investing principally in common stock.

Class Offerings.    The Fund currently offers Class A, Class C, Class I, Class R-3 and Class R-5 shares to the public.

•	Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of net asset value or purchase price if redeemed prior to 1 year of purchase.

•	Class I, Class R-3 and Class R-5 shares are each sold without a front-end sales charge or a CDSC. As of the fiscal year ended August 31, 2006, there were no shares issued in Class R-3 and Class R-5.

Class B Shares.    An additional class of shares, Class B shares, are no longer available for purchase, although existing Class B shareholders can exchange their shares for Class B shares of another Heritage Mutual Fund and acquire additional shares through dividend reinvestment. Class B shares were sold subject to a CDSC upon redemption of up to 5% of the lower of net asset value or purchase price, declining over a six-year period. Class B shares automatically convert to Class A shares of the Fund eight years after purchase. In addition, the Fund’s Board of Trustees has approved the conversion of all remaining Class B shares to Class A shares on March 30, 2007. The conversion from Class B shares will not be a taxable event and all shareholders as of the effective date will not be charged a CDSC. After that conversion, there will be no Class B shares outstanding.

Note 2:	Significant Accounting Policies.

Use of Estimates.    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Security Valuation.    The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If the security is traded on the Nasdaq Stock Market, the official NASDAQ closing price is used. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, when prices are not reflective of market value, or when a significant event has been recognized with respect to a security, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements.    The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which, at the time of purchase, is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Heritage Capital Appreciation Trust

Notes to Financial Statements

(continued)

Federal Income Taxes.    The Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains.    Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Revenue Recognition.    Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Expenses.    The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets.

Class Allocations.    Each class of shares has equal rights as to earnings and assets except that each class may bear different expense for distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Other.    In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3:	Capital Share Transactions. Capital share transactions in the Fund during the fiscal years ended August 31, 2006 and August 31, 2005, respectively, were as follows:

Fiscal Year Ended August 31, 2006	Shares Sold		Shares issued in connection with Fund reorganization(a)	Shares Redeemed		Net Increase (Decrease)
Shares
Class A	3,083,097	(b)	1,560,231	(6,308,515)		(1,665,187)
Class B	35,445		597,804	(514,176	)(b)	119,073
Class C	586,617		1,229,606	(1,218,194)		598,029
Class I	925,006		—	(22,000)		903,006
Amount
Class A	$86,460,612	(b)	$43,483,634	$(175,105,196)		$(45,160,950)
Class B	908,994		15,363,572	(13,432,578	)(b)	2,839,988
Class C	15,038,275		31,588,579	(31,426,351)		15,200,503
Class I	26,735,728		—	(627,937)		26,107,791
Redemption Fees	2,860		—	—		2,860

(a)	For further details, see Note 6.
(b)	Shares Sold for Class A and Shares Redeemed for Class B include the conversion of 186,383 Class B shares in exchange for 171,229 Class A shares in the amount of $4,965,497. For further details, see Note 1.

Heritage Capital Appreciation Trust

Notes to Financial Statements

(continued)

Fiscal Year Ended August 31, 2005	Shares Sold	Shares Redeemed	Net Increase (Decrease)
Shares
Class A	5,385,111	(4,526,811)	858,300
Class B	72,931	(356,598)	(283,667)
Class C	1,001,103	(1,290,641)	(289,538)
Amount
Class A	$134,134,931	$(112,988,671)	$21,146,260
Class B	1,676,047	(8,190,679)	(6,514,632)
Class C	22,955,620	(29,594,508)	(6,638,888)
Redemption Fees	12,122	—	12,122

Redemption Fees.    A redemption fee of 2% of the value of the shares sold is imposed on fund shares sold (by redemption or exchange to another Heritage mutual fund) within seven calendar days of their acquisition by purchase or exchange. Redemption fees are accounted for as an addition to paid in capital and offset the costs and market impact associated with short-term money movements.

Note 4:	Purchases and Sales of Securities. For the fiscal year ended August 31, 2006, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $325,184,692 and $427,768,535, respectively.

Note 5:	Investment Advisory Fees and Other Transactions With Affiliates. Under the Fund’s Investment Advisory and Administration Agreement (“Agreements”) with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Fund agrees to pay an annualized fee to the Manager equal to 0.75% of the Fund’s first $1 billion average daily net assets and 0.70% of the average daily net assets over $1 billion, computed daily and payable monthly.

Subadvisory Fees.    The Manager entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (the “Subadviser”) to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for an annualized fee payable by the Manager equal to 0.25% of the Fund’s average daily net assets, computed daily and payable monthly. Eagle Asset Management, Inc. (“Eagle”) serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

Distribution Fees.    Pursuant to the Class A, Class B, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the “Distributor” or “RJA”) a fee based on the average daily net assets of each class. Such fees are accrued daily and payable monthly. The following table illustrates for each class the distribution fee rate and amount charged to the Fund for the fiscal year ended August 31, 2006.

	Distribution Fees
	Class A Shares	Class B Shares	Class C Shares	Class R-3 Shares
Distribution Fee Rate	0.25%	1.00%	1.00%	0.50%
Distribution Fee Charged	$956,381	$413,457	$1,406,027	$—

Heritage Capital Appreciation Trust

Notes to Financial Statements

(continued)

The Distribution plan for Class I and Class R-5 shares do not authorize a distribution fee to be paid from Fund assets. The Manager, Eagle and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

Sales Charges.    The Distributor has advised the Fund that it generated $198,709 in front-end sales charges for Class A shares, $72,334 in contingent deferred sales charges for Class B shares and $8,263 in contingent deferred sales charges for Class C shares for the fiscal year ended August 31, 2006. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

Change of Distributor.    Heritage Fund Distributors, Inc. (“HFD”) began operations on July 1, 2006 and is in the process of moving all of the selling agreements from RJA, the Fund’s current distributor, to HFD. HFD is an approved distributor by the Heritage Board of Trustees and expects to be the Fund’s sole distributor by December 31, 2006. In the interim, the Fund will operate with dual distributors; RJA and HFD. This change will have minimal impact, if any, to the Fund.

Fund Accounting Fees.    The Manager is the Fund Accountant for the Fund. For providing Fund Accounting services, the Manager receives payment from the Fund at a fixed base fee per fund, multiple class fee and any out-of-pocket expenses.

Shareholder Servicing Fees.    The Manager is the Shareholder Servicing Agent for the Fund. For providing Shareholder Servicing, the Manager receives payment from the Fund at a fixed fee per shareholder account plus any out-of-pocket expenses. For the fiscal year ended August 31, 2006, Class A shares were charged $442,394, Class B shares were charged $47,631, Class C shares were charged $162,851 and Class I shares were charged $87.

Expense Limitations.     The Manager has contractually agreed, for the fiscal year ended August 31, 2006, to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceed the following annualized rates as a percentage of average daily net assets of each class of shares. No fees were waived and no expenses were reimbursed for the fiscal year ended August 31, 2006.

Share Class	Expense Limitations
Class A	1.35%
Class B	2.10%
Class C	2.10%
Class I(a)	1.35%
Class R-3	1.85%
Class R-5	1.35%

(a)     Through December 31, 2006 the Manager voluntarily, but not contractually, agreed to waive its fees and/or reimburse expenses to the extent that Class I shares annual operating expenses exceed 0.95% of the Class I shares average daily net assets.

After this fiscal year, the Fund will change its fiscal and tax year ends from August 31 to October 31. For the period of September 1, 2006 through October 31, 2006 and the fiscal year ending October 31, 2007, the Manager has contractually agreed to renew this agreement for each class of shares at the rates noted in the preceding table. The agreement allows the Manager the right to recover, from the Fund, any fees waived and/or expenses reimbursed if the total annual operating expenses are less than the expense limitation then in effect. The fees can be recovered within the two fiscal years following the year for which the fees were waived and/or expenses reimbursed.

Heritage Capital Appreciation Trust

Notes to Financial Statements

(continued)

Trustees and Officers Fees.    Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust, all of which are investment companies that are also advised by the Manager of the Fund (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual retainer along with meeting fees for those Heritage Mutual Funds meetings attended. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. Certain Officers of the Heritage Mutual Funds may also be Officers and/or Directors of Heritage. Such Officers receive no compensation from the Heritage Mutual Funds except for the Heritage Mutual Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officers’ total compensation is paid equally by each portfolio in the Heritage Mutual Funds.

Note 6:	Fund Reorganization. On December 23, 2005, the Fund acquired all the net assets of the Heritage Series Trust - Growth Equity Fund (“Growth Equity Fund”) pursuant to a plan of reorganization approved by Growth Equity Fund shareholders on December 20, 2005. The reorganization was accomplished by a tax-free exchange of 3,387,641 shares of the Fund for 3,299,612 shares of Growth Equity Fund outstanding on December 23, 2005. Growth Equity Fund’s net assets at that date, $90,435,785, including $8,306,571 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $521,500,895. The combined net assets of the Fund immediately after the acquisition were $611,936,680.

Note 7:	Federal Income Taxes. For the fiscal year ended August 31, 2006, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss and disallowance of merger-related capital loss carryforward, the Fund increased (credited) accumulated net investment loss $2,659,497 and paid in capital $14,964,689 and decreased (debited) accumulated net realized loss $17,624,186. As of August 31, 2006, the Fund had net tax basis capital loss carryforwards in the aggregate of $17,222,497 which may be applied to any net taxable capital gain until their expiration date of 2011. Capital loss carryforwards of $12,545,605 were utilized in the fiscal year ended August 31, 2006.

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$—
Accumulated Capital Losses	$(17,222,497)
Tax Basis Net Unrealized Appreciation	$144,833,555

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

Note 8:	New Accounting Pronouncement. In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and

Shareholders of Heritage Capital Appreciation Trust:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Capital Appreciation Trust (the “Fund”) at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

October 20, 2006

Heritage Capital Appreciation Trust

Understanding Your Ongoing Costs

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual Expenses

The table below shows the actual expenses you would have paid on a $1,000 investment in Heritage Capital Appreciation Trust on March 1, 2006 and held through August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Actual	Beginning Account Value March 1, 2006*	Ending Account Value August 31, 2006	Expenses Paid During Period**
Class A	$1,000.00	$994.78	$5.97
Class B	$1,000.00	$990.91	$9.73
Class C	$1,000.00	$990.91	$9.73
Class I*	$1,000.00	$989.60	$4.05

*	The information for Class I shares reflects the 163 day period from March 21, 2006 (commencement of operations) to August 31, 2006.

Hypothetical Example for Comparison Purposes

All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows your Fund’s expenses based on a $1,000 investment and assuming for the period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical (5% return before expenses)	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period**
Class A	$1,000.00	$1,019.22	$6.05
Class B	$1,000.00	$1,015.44	$9.84
Class C	$1,000.00	$1,015.44	$9.84
Class I	$1,000.00	$1,020.61	$4.64

**	Expenses are calculated using the Fund’s annualized expense ratios for Class A (1.19%), Class B (1.94%), Class C (1.94%) and Class I (0.91%) shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184); and then dividing that result by the actual number of days in the fiscal year (365).

Heritage Capital Appreciation Trust

Trustees and Officers

Name, Age and Position(s) Held with Fund	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee

Interested Trustees(b)

Thomas A. James (64) Chairman of the Board and Trustee	Since inception in 1985	Chairman of the Board since 1985; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle since 1984.	10	OSI Restaurant Partners, Inc.
Richard K. Riess (57) Trustee	Since inception in 1985	Executive Vice President and Managing Director – Asset Management of RJF since 1998; Chief Executive Officer of Eagle since 1996; Chief Executive Officer of Heritage since 2000.	10	None
Independent Trustees

C. Andrew Graham (66) Trustee	Since inception in 1985	First Financial Advisors, Ltd. & Graham Financial Partners, LLC (financial planning, insurance and investment services) since 1999.	10	None
Keith B. Jarrett (57) Trustee	Since 2005	President, KBJ, LLC (investment company) since 2001; Principal, Rockport Funding, LLC (specialty finance), and Ajax Partners (investment partnership) since 2003; President and CEO, TF Ventures (information technology) 1998-2001.	10	Penn Virginia Resources, MLP
William J. Meurer (62) Trustee	Since 2003	Private Financial Consultant since 2000.	10	Sykes Enterprises, Inc.
James L. Pappas (63) Lead Independent Trustee	Since 2003 (Since 1989 as Trustee)	Lykes Professor of Banking and Finance, University of South Florida College of Business Administration 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005.	10	None
David M. Phillips (67) Trustee	Since inception in 1985	Chief Executive Officer, Evare LLC (information services) since 2003.	10	Intersections, Inc.
Deborah L. Talbot, PhD (55) Trustee	Since 2002	Independent Consultant and Researcher; Founder and Chairman of the Board, Creative Tampa Bay since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	10	None

The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184. The address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, FL 33716.

(a)	Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age of 70 for those Trustees who are elected to office after August 2000.

(b)	Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA, Eagle and RJF. Mr. Riess is affiliated with Heritage, Eagle and RJF.

Heritage Capital Appreciation Trust

Trustees and Officers

(continued)

Name, Age and Position(s) Held with Fund	Term of Office(c) and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee

Officers

Stephen G. Hill (47) President	Since 2005	President of Heritage since 2005; Director of Heritage since 1994; President and Chief Operating Officer of Eagle since 2000; President and Chief Executive Officer of Awad Asset Management, Inc. (“Awad”) since 2004; Director of Awad since 1998; Director of HFD since 2005.	N/A	N/A
K.C. Clark (47) Executive Vice President and Principal Executive Officer	Since 2000	Executive Vice President and Chief Operating Officer of Heritage since 2000; Director of Heritage since 2005.	N/A	N/A
Andrea N. Mullins (39) Treasurer and Secretary, Principal Financial Officer	Since 2003 (Since 2004 as Principal Financial Officer)	Treasurer and Vice President – Finance of Heritage since 2003; Vice President – Fund Accounting of Heritage 1996-2003.	N/A	N/A
Mathew J. Calabro (39) Chief Compliance Officer	Since 2005	Senior Vice President and Chief Compliance Officer of Heritage since 2005; Vice President of Heritage 1996-2005.	N/A	N/A

The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184. The address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, FL 33716.

(c)	Officers are elected annually for one year terms.

Heritage Capital Appreciation Trust

Renewal of Investment Advisory and Subadvisory Agreements

Overview.    At a meeting held on August 15, 2006, the Board, including the independent Trustees (together, the “Board”), approved the re-appointment of Heritage Asset Management, Inc. (“Heritage”) as the investment adviser to the Fund under the current and new investment advisory agreements. In addition, the Board approved the re-appointment of Goldman Sachs Asset Management, L.P. (“GSAM”) and Eagle Asset Management, Inc. (“Eagle”) as subadvisers to the Fund under the current and new investment subadvisory agreements. The investment advisory and subadvisory agreements are referred herein as an “Agreement” and collectively, the “Agreements.” GSAM and Eagle are referred to herein as each “Subadviser” or collectively, as the “Subadvisers.”

In reaching its decision to approve the Agreements, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the approval process. The Board, acting directly or through its committees, has been furnished information and reports relevant to the approval of the Fund’s Agreements, including: reports regarding the services and support provided to the Fund and its shareholders by Heritage and the Subadvisers; reports on the Fund’s performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing, as applicable, Heritage’s and the Subadvisers’ investment philosophy, investment strategy, personnel and operation; compliance and audit reports concerning the Fund, Heritage and the Subadvisers including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Fund and/or Heritage are responding to them.

As part of the process to consider the Agreements, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information about the Fund, Heritage and the Subadvisers. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Heritage and the Subadvisers; (2) the personnel of Heritage and the Subadvisers; (3) the financial condition of Heritage and the Subadvisers; (4) the compliance programs and records of Heritage and the Subadvisers; (5) the performance of the Fund as compared to its peer group and an appropriate benchmark; (6) the Fund’s expenses, including the advisory fee, the overall expense structure of the Fund, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Fund’s performance and expenses, where applicable; (8) benefits to be realized by Heritage, the Subadvisers and each of their respective affiliates; and (9) the estimated profitability of Heritage and the Subadvisers under their respective agreements, when available. The Board posed questions to various management personnel of Heritage regarding certain key aspects of the materials submitted in support of the approvals.

With respect to the approval of the Agreements, the Board considered all factors it believed relevant, including: (1) the nature, extent and quality of services provided to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided to the Fund and the profits realized or to be realized by Heritage, the Subadvisers (to the extent such information was provided by the Subadvisers) and their respective affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Heritage and the Subadvisers with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived or anticipated to be derived by Heritage or the Subadvisers from their relationship with the Fund. Because Heritage’s fee is a combined fee covering investment advisory and administration fees under the current agreement, the Board did not consider a comparison of Heritage’s advisory fee relative to other similar funds. Because Heritage currently has not allocated any assets to Eagle to manage, certain information such as investment performance, costs and profitability of Eagle were not considered by the Board.

Provided below is an overview of the factors the Board considered at the August meeting. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.    With respect to Heritage, the Board considered that the nature of the investment advisory services to be provided under the new Agreement is similar to what has been provided previously to the Fund under

Heritage Capital Appreciation Trust

Renewal of Investment Advisory and Subadvisory Agreements

(continued)

the current Agreement by Heritage. The Board noted that the extent and quality of the investment advisory services to be provided for each Fund would not diminish under the new Agreement. The Board considered that the terms of the new Agreement are similar to the terms of the current Agreement except that the new Agreement had been updated to clarify the responsibilities of Heritage, permit Heritage to exercise all rights of shareholders, conform certain liability provisions to the Fund’s organizational documents and permit the Board to modify the Agreement without shareholder approval among other matters. The Board considered that these modifications are reasonable or otherwise formalize Heritage’s existing practices.

The Board also considered that Heritage’s obligations to provide administrative services to the Fund were moved to a separate administrative services agreement. In this regard, the Board evaluated the potential benefits from including the administrative services in a separate agreement. These benefits include the flexibility to offer a range of Fund classes targeted to different investors, which may result in attracting additional assets to the Fund. Heritage represented to the Board that it will continue to provide the same level of administrative services pursuant to a separate administration agreement with the Funds.

With respect to GSAM and Eagle, the Board considered that the terms of each new subadvisory Agreement is identical to the current subadvisory agreement except with respect to certain provisions relating to amendments and termination. In this regard, the Board noted that changes make the agreements consistent with current requirements under the Investment Company Act of 1940. The Board noted that the nature, extent and quality of the services provided by GSAM and Eagle would remain the same under the new subadvisory Agreement.

The Board also considered that Heritage and the Subadvisers are experienced in serving as an investment adviser and subadvisers for the Fund or for accounts comparable to the Fund that they advise. The Board noted that Heritage provides investment management, administration, transfer agent and fund accounting services to the Fund. Heritage also is responsible for the selection and monitoring of the Subadvisers, oversight of compliance with Fund policies and objectives, review of brokerage matters, oversight of Fund compliance with applicable law, and implementation of Board directives as they relate to the Fund. Finally, the Board noted that shareholders in the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Heritage, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in the Fund, managed by Heritage.

The Board noted that GSAM is responsible for making investment decisions on behalf of the Fund and placing all orders for the purchase and sale of investments for the Fund with brokers or dealers. The Board considered the industry experience of the GSAM’s portfolio management team and Heritage’s recommendation to continue to retain the Subadvisers.

The Board also considered information provided regarding: (1) the Heritage and personnel of GSAM who provide services to the Fund; (2) the material matters that may have arisen in connection with Heritage’s and the Subadvisers’ compliance programs and a certification as to the adequacy of such programs; and (3) the financial information regarding Heritage.

Investment Performance.    The Board considered the short-, intermediate- and long-term performance of the Fund’s Class A shares relative to the average performance of its peer group based on Morningstar’s average category (“Morningstar Average”) and its benchmark index for the period ended June 30, 2006. The Board also considered the performance of GSAM relative to its other accounts managed by GSAM to the extent such information was available.

The Board noted the following specific factors regarding performance: (1) the Fund outperformed its Morningstar Average for the 1, 3, 5 and 10 year periods and outperformed its benchmark index for the 1 and 10 year periods; (2) the Fund’s 4-star Morningstar rating; and (3) the Fund outperformed GSAM comparable accounts for the 1, 3, 5 and 10 year periods.

Costs, Profitability and Economies of Scale.    The Board considered the fees payable by the Fund under the current and new Agreements. The Board noted that that the investment advisory fees under the new advisory Agreement would not increase and be reduced by the fee rate for Heritage’s services under the new administrative services agreement. The Board also noted

Heritage Capital Appreciation Trust

Renewal of Investment Advisory and Subadvisory Agreements

(continued)

that the fees payable to GSAM and Eagle under the new subadvisory Agreements would be the same as paid under the current subadvisory Agreements.

The Board also examined the advisory and subadvisory fees paid by the Fund in light of fees paid by comparable mutual funds. In this connection, the Board considered the management fee and the expense ratio for the Fund compared to the average management fee and expense ratio of its peer group for the period ended June 30, 2006. The Fund’s expense ratio was significantly less than the average for its peer group. In addition, GSAM represented its fee schedules is lower than those standard fees charged to other institutional clients but does not have any subadvised fund clients with similar investment objectives and asset levels.

The Board also considered that the Fund’s management fee structure provides for breakpoints, that is, a reduction of the applicable advisory fee rate as assets increase. The Board considered that Heritage had undertaken contractual and voluntary expense limitations with respect to the Fund for its 2007 fiscal year.

The Board also evaluated Heritage’s and, to the extent available, GSAM’s costs and profitability in providing services to the Fund. Based on the fact that GSAM represented that its fee is competitive, the Board determined that GSAM’s costs and profitability generally are less significant to the Board’s evaluation of the fees and expenses paid by the Fund than Heritage’s management fee and profitability and the Fund’s overall expense ratios.

The Board considered that the Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory and administration fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Heritage; (2) increased services to the Fund, (3) the waivers and/or reimbursements Heritage provides as a result of the contractual expense limitations on the Fund’s total operating expenses, or (4) fee or expense reductions under the transfer agent agreement.

Benefits.    In evaluating compensation, the Board considered other benefits that may be realized by Heritage, each Subadviser and their respective affiliates from their relationship with the Funds. In this connection, the Board noted, among other things, that Heritage also serves as the transfer agent and fund accountant for the Fund, and receives compensation for acting in these capacities, and is responsible for, among other things, coordinating the Fund’s audits, financial statements and tax returns and managing expenses and budgeting for the Funds.

The Board also recognized that other affiliates of Heritage, Heritage Fund Distributors, Inc. and Raymond James Associates (“RJA”) serve as the principal underwriters and distributors for the Fund, and as such, receive Rule 12b-1 payments from the Fund to compensate them for providing services and distribution activities, which could lead to growth in the Fund’s assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, another affiliate of Heritage, Raymond James Financial Services, Inc., has entered into an agreement with RJA to sell fund shares and receives compensation from RJA.

GSAM also may engage in soft dollar transactions in connection with transactions on behalf of the Fund. In this regard, the Board considered GSAM’s process for selecting broker-dealers and for engaging in soft dollar transactions. The Board noted that, notwithstanding such practices, GSAM must seek best execution.

Conclusions.    Based on these considerations, the Board concluded with respect to the Fund that: (1) the Fund was reasonably likely to benefit from the nature, quality and extent of Heritage’s and each Subadviser’s services, as applicable to the Fund; (2) the Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable under the Agreements to Heritage were reasonable in the context of all the factors considered by the Board; (4) each Subadviser’s fee rate was reasonable in the context of all the factors considered by the Board; (5) the current advisory fee structure provides Fund shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to approve the Agreements.

Principal Risks

The greatest risk of investing in this Fund is that you could lose money. The Fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the Fund’s net asset value also increases and decreases. Investments in this Fund are subject to the following primary risks:

•	Stock Market Risk. The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

•	Growth Stock Risk. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

•	Mid-Cap Companies Risk. Investments in medium-capitalization companies generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies.

•	Small-Cap Companies Risk. Investments in small-cap companies generally involves greater risk than investing in mid- or large-capitalization companies. Small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than mid-cap companies and large-cap companies.

•	Focused Holdings Risk. Funds that normally hold a core portfolio of stocks of fewer companies than other greater diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value and total return.

•	Government Sponsored Entities. Investments in government sponsored entities are obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Item 2. Code of Ethics

As of the end of the period August 31, 2006, Heritage Capital Appreciation Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. Heritage Capital Appreciation Trust has not made any amendments to its code of ethics during the covered period. Heritage Capital Appreciation Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of Heritage Capital Appreciation Trust has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services 1

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $24,000 for the year ended August 31, 2005, and $26,000 for the year ended August 31, 2006.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 and $0 for the years ended August 31, 2005 and August 31, 2006, respectively. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $33,000 for the year ended August 31, 2005, and $35,000 for the year ended August 31, 2006.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $3,000 for the year ended August 31, 2005, and $5,000 for the year ended August 31, 2006. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended August 31, 2005, and $0 for the year ended August 31, 2006.

[1]	All accountant fees and services amounts are rounded to the nearest thousand.

(d) All Other Fees

For the fiscal years ended August 31, 2005 and 2006, registrant paid PwC no other fees. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for any other services directly related to the operations and financial reporting of registrant were $0 for the year ended August 31, 2005, and $0 for the year ended August 31, 2006.

(e) Registrant’s Audit Committee Charter provides that the audit committee (comprised of the Independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s Audit Committee Charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. Registrant’s Audit Committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended August 31, 2006, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending August 31, 2005, and August 31, 2006, were $0 and $0.

(h) Registrant’s Audit Committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Principal Financial Officer of Heritage Capital Appreciation Trust have concluded that such disclosure controls and procedures are effective as of October 30, 2006.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) of Heritage Capital Appreciation Trust that occurred during the second fiscal quarter that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE CAPITAL APPRECIATION TRUST
Date: October 30, 2006
/s/ K. C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 30, 2006

/s/ K. C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

Date: October 30, 2006

/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer